UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 10, 2011

Rambus Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1050 Enterprise Way, Suite 700, Sunnyvale, California 94089
(Address of principal executive offices, including ZIP code)

(408) 462-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

               (b) On June 10, 2011, Rambus Inc. (the “Company”) issued a press release announcing that Mr. Bruce Dunlevie has resigned as Chairman and a member of the Board of Directors of the Company, effective June 10, 2011.  The Company also announced that the Board of Directors have elected J. Thomas Bentley to succeed Mr. Dunlevie as Chairman effective June 10, 2011. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 — Financial Statements and Exhibits.

   (d) Exhibits.

99.1	Press release dated June 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2011	Rambus Inc.

/s/ Thomas R. Lavelle
Thomas R. Lavelle, Senior Vice President, Secretary and General Counsel

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press release dated June 10, 2011.